Exhibit 99.2

FOR IMMEDIATE RELEASE

Otonomy Reports Positive Results from AVERTS-2 Phase 3 Trial of

OTIVIDEX™ in Patients with Ménière’s Disease

•	Achieved primary endpoint (p value = 0.029)

•	Company plans to meet with FDA to discuss results and clinical requirements for registration

•	Management will review results during third quarter conference call at 4:30 p.m. EST today

SAN DIEGO, November 8, 2017 — Otonomy, Inc. (NASDAQ: OTIC), a biopharmaceutical company focused on the development and commercialization of innovative therapeutics for diseases and disorders of the ear, today announced that the AVERTS-2 Phase 3 clinical trial of OTIVIDEX in patients with Ménière’s disease achieved its primary efficacy endpoint (p value = 0.029). Otonomy plans to review these results with the U.S. Food and Drug Administration (FDA) and discuss clinical requirements for registration of OTIVIDEX for patients with Ménière’s disease. The company expects to provide an update from discussions with the FDA during the first quarter of 2018.

Top-line results for the AVERTS-2 trial are as follows:

•	The clinical trial achieved its primary endpoint of count of definitive vertigo days (DVD) by Poisson Regression analysis in Month 3 for OTIVIDEX vs. placebo (p value = 0.029) based on analysis of all 174 patients enrolled in the trial.

•	The OTIVIDEX group demonstrated a 6.2 day reduction in the mean reported number of DVD from baseline to Month 3 with a 2.5 day mean difference between OTIVIDEX and placebo in Month 3.

•	For subjects who completed daily diaries through Month 3 (n=105), there was a 68% reduction in vertigo frequency from baseline to Month 3 in the OTIVIDEX group vs. 40% for placebo.

“The success of the AVERTS-2 trial clearly demonstrates the treatment benefit of OTIVIDEX in patients with Ménière’s disease, and these results are consistent with our expectations based on the Phase 2b trial,” said David A. Weber, Ph.D., president and CEO of Otonomy. “We will complete analysis of this trial and prepare for discussions with the FDA which we expect to occur during the first quarter of 2018. We will also further assess the AVERTS-1 trial to identify factors that might explain the different outcome in that trial and inform the design of our clinical program to support an NDA filing.”

The AVERTS-2 Phase 3 trial was a four month, prospective, randomized, double-blind, placebo-controlled trial of patients with unilateral Ménière’s disease conducted in Europe. Following an initial one month lead-in period, eligible subjects were randomized 1:1 to a single intratympanic injection of OTIVIDEX or placebo. Subjects continued in the trial for up to an additional three months of observation. A total of 174 patients were randomized into the study with 105 patients completing daily diaries through three months of post-treatment observation before the trial was terminated on August 31, 2017. OTIVIDEX was generally well-tolerated with no drug-related serious adverse events observed.

Webcast and Conference Call

Otonomy management will review the results during the third quarter webcast and conference call today at 4:30 p.m. EST. A slide presentation for the call will be available shortly before the event on Otonomy’s website on the “Events and Presentations” page at http://investors.otonomy.com/phoenix.zhtml?c=234082&p=irol-calendar. The live call may be accessed by dialing (877) 305-6769 for domestic callers and (678) 562-4239 for international callers with conference ID code number: 4495749. A live webcast of the call will be available online in the investor relations section of Otonomy’s website at www.otonomy.com and will be archived there for 30 days.

About Otonomy

Otonomy is a biopharmaceutical company focused on the development and commercialization of innovative therapeutics for diseases and disorders of the ear. OTIPRIO® (ciprofloxacin otic suspension) is approved in the United States for use during tympanostomy tube placement surgery in pediatric patients, an sNDA has been accepted for filing by the FDA for acute otitis externa (AOE) and a successful End-of-Phase 2 review has been completed with the FDA for acute otitis media with tympanostomy tubes (AOMT). OTIVIDEXTM is a steroid in development for the treatment of Ménière’s disease. OTO-311 is an NMDA receptor antagonist for the treatment of tinnitus that has completed a Phase 1 clinical safety trial. Multiple programs targeting sensorineural hearing loss including age-related hearing loss are in preclinical development. These programs involve the anatomical and functional restoration of ribbon synapses, protection of hair cells from chemotoxicity, and regeneration of hair cells. For additional information please visit www.otonomy.com.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of Otonomy. Forward-looking statements in this press release include, but are not limited to, plans to meet with the FDA regarding the clinical development requirements for OTIVIDEX and the timing of any such meeting, timing of future pipeline updates from Otonomy, and statements by Otonomy’s president and CEO. Otonomy’s expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties. Actual results may differ materially from those indicated by these forward-looking statements as a result of these risks and uncertainties, including but not limited to: Otonomy’s limited operating history and its expectation that it will incur significant losses for the foreseeable future; Otonomy’s ability to obtain additional financing; Otonomy’s dependence on the commercial success of OTIPRIO and the regulatory success and advancement of additional product candidates, such as OTIVIDEX and OTO-311, and label expansion indications for OTIPRIO; the uncertainties inherent in the clinical drug development process, including, without limitation, Otonomy’s ability to adequately demonstrate the safety and efficacy of its product candidates, the nonclinical and clinical results for its product candidates, which may not support further development, and challenges related to patient enrollment in clinical trials; Otonomy’s ability to obtain regulatory approval for its product candidates; side effects or adverse events associated with Otonomy’s product candidates; competition in the biopharmaceutical industry; Otonomy’s dependence on third parties to conduct nonclinical studies and clinical trials; the timing and outcome of hospital pharmacy and therapeutics reviews and other facility reviews; the impact of coverage and reimbursement decisions by third-party payors on the pricing and market acceptance of OTIPRIO; Otonomy’s dependence on third parties for the manufacture of OTIPRIO and product candidates; Otonomy’s dependence on a small number of suppliers for raw materials; Otonomy’s ability to protect its intellectual property related to OTIPRIO and its product candidates in the United States and throughout the world; expectations regarding potential market size, opportunity and growth; Otonomy’s ability to manage operating expenses; implementation of Otonomy’s business model and strategic plans for its business, products and technology; and other risks. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in Otonomy’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2017, and Otonomy’s future reports to be filed with the SEC. The forward-looking statements in this press release are based on information available to Otonomy as of the date hereof. Otonomy disclaims any obligation to update any forward-looking statements, except as required by law.

Contacts:

Media Inquiries

Canale Communications

Heidi Chokeir, Ph.D.

Senior Vice President

619.849.5377

heidi@canalecomm.com

Investor Inquiries

Westwicke Partners

Robert H. Uhl

Managing Director

858.356.5932

robert.uhl@westwicke.com

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